UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

DivX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33029	33-0921758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4780 Eastgate Mall San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 882-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may be incorporated by reference in a filing under the Exchange Act or the Securities Act of 1933 only if such filing specifically references this Form 8-K.

On November 5, 2007, DivX, Inc. (the “Company”) announced unaudited financial results for the quarter ended September 30, 2007. A copy of the press release is included herewith as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2007, the Board of Directors of the Company promoted Kevin Hell from Acting Chief Executive Officer of the Company to Chief Executive Officer and appointed Mr. Hell to serve as a member of the Board of Directors of the Company. Mr. Hell joins the class of directors to be nominated for election at the 2008 annual stockholders’ meeting, to serve until the 2011 annual stockholders’ meeting. A copy of the press release announcing the promotion of Mr. Hell to Chief Executive Officer and appointment of Mr. Hell to the Board of Directors of the Company is included herewith as Exhibit 99.2.

Mr. Hell, 43, has served as the Company’s Acting Chief Executive Officer since July 2007. Between 2002 and 2007, Mr. Hell held a number of management positions within the Company including Chief Marketing Officer and Managing Director, Chief Operating Officer, the Company’s CXO for Partners and Licensing, and President. Before joining the Company in 2002, Mr. Hell served as Senior Vice President of Product Management for Palm Solutions Group, a handheld solutions company, as well as Vice President of the Connected Home division and Vice President of Corporate Strategy at Gateway, a personal computer manufacturing company. Prior to Gateway, Mr. Hell worked with the Boston Consulting Group in Los Angeles focused on high-technology and entertainment. Mr. Hell received an M.B.A. from The Wharton School, and a master’s degree in Aeronautics and Astronautics and a B.S. in Mechanical Engineering from Stanford University.

Details regarding any amendment to Mr. Hell’s compensation arrangements or any equity awards to be made in connection with his promotion to Chief Executive Officer and appointment to serve as a member of the Company’s Board of Directors is currently unavailable. The Company will file an amendment to this Form 8-K to provide such information within four business days after such information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

    The following exhibits are furnished with this Report:

99.1	Press release of DivX, Inc. dated November 5, 2007.

99.2	Press release of DivX, Inc. dated November 5, 2007.

1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVX, INC.

Dated: November 5, 2007	By:	/s/ Dan Halvorson
	Name:	Dan Halvorson
	Title:	Executive Vice President and Chief Financial Officer

2.

INDEX TO EXHIBITS

Number	Description

99.1	Press release of DivX, Inc. dated November 5, 2007

99.2	Press release of DivX, Inc. dated November 5, 2007